Exhibit 10.2
INVESCO LTD.
AMENDMENT NO. 1
TO THE
2010 GLOBAL EQUITY INCENTIVE PLAN (ST)
     THIS AMENDMENT NO. 1 (the “Amendment”) to the 2010 Global Equity Incentive Plan (ST), effective May 18, 2010 (the “ST GEIP”) is adopted by Invesco Ltd. (the “Company”) pursuant to resolutions approved by the Compensation Committee of the Board of Directors of the Company (the “Committee”) on July 30, 2010, and shall be effective as of July 30, 2010.
W I T N E S S E T H:
     WHEREAS, the Company maintains the ST GEIP, and such plan is currently in effect; and
     WHEREAS, pursuant to Section 12 of the ST GEIP, the Committee has the power and authority to amend the ST GEIP;
     NOW, THEREFORE, the ST GEIP is hereby amended as set forth below:
     1. There shall be inserted in the text of the ST GEIP the Annex A set forth on Exhibit A to this Amendment.
     2. Except as specifically provided in this Amendment, the ST GEIP shall remain in full force and effect.
     IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to the 2010 Global Equity Incentive Plan (ST) to be effective as of the date set forth hereinabove.

Invesco Ltd.
By:
	Name:	Robert H. Rigsby
	Title:	Assistant Secretary

EXHIBIT A
“ANNEX A
SPECIAL RULES RELATING TO
AUSTRALIAN PARTICIPANTS

1	Application
This Annex A applies to Awards granted to Participants who are Australian residents for the purposes of Australian income tax laws at the time of grant.

2	Operative provisions
Notwithstanding anything in the Plan and in the Award Agreement to the contrary:
(a)	the Committee has no power to accelerate vesting of the Restricted Stock Units granted to Participants in the first 12 months of the relevant Award;

(b)	no Restricted Stock Units shall vest automatically upon a Participant’s Termination of Service due to Retirement; and

(c)	a Termination of Service will be deemed to have occurred where a recipient ceases employment with their employer, a holding company of their employer, a subsidiary of their employer or a subsidiary of a holding company for the purposes of Subdivision 83A of the Income Tax Assessment Act 1997 (Cth).”